Putnam Pennsylvania Tax Exempt Income Fund
The fund's portfolio
2/28/22 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
COP — Certificates of Participation
G.O. Bonds — General Obligation Bonds
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.20% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (94.9%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 5.00%, 10/1/30	A+/F	$1,250,000	$1,502,621

			1,502,621
Delaware (0.9%)
DE River & Bay Auth. Rev. Bonds, 5.00%, 1/1/33(FWC)	A1	1,100,000	1,349,234

			1,349,234
Guam (1.8%)
Guam Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/42	Ba1	1,300,000	1,392,877
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	685,000	762,031
Territory of GU, Govt. Hotel Occupancy Tax Rev. Bonds, Ser. A, 5.00%, 11/1/35	Ba1	425,000	510,484

			2,665,392
Illinois (1.1%)
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa2	1,400,000	1,602,640

			1,602,640
Ohio (1.1%)
OH State Higher Edl. Fac. Comm. Rev. Bonds, (Otterbein Homes Oblig. Group)(FWC)
4.00%, 7/1/34	A	405,000	432,058
4.00%, 7/1/33	A	390,000	418,304
4.00%, 7/1/27	A	640,000	671,167

			1,521,529
Pennsylvania (89.0%)
Allegheny Cnty., Arpt. Auth. Rev. Bonds, Ser. A
5.00%, 1/1/56	AA	850,000	988,034
5.00%, 1/1/51	AA	1,100,000	1,288,915
4.00%, 1/1/56	AA	750,000	803,471
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds, (Duquesne U. of the Holy Spirit), Ser. A(FWC)
5.00%, 3/1/34	A2	640,000	768,287
5.00%, 3/1/30	A2	1,055,000	1,230,359
Allegheny Cnty., Sanitation Auth. Rev. Bonds, AGM, 5.00%, 12/1/25	AA	250,000	283,006
Bentworth School Dist. G.O. Bonds, Ser. B, BAM, 3.00%, 11/15/28	AA	1,430,000	1,502,872
Bethlehem, Redev. Auth. Rev. Bonds, (Moravian U. Oblig. Group)(FWC)
5.00%, 10/1/31	BBB+	500,000	595,584
5.00%, 10/1/30	BBB+	1,260,000	1,483,580
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds, (St. Luke's U. Health Network), 4.00%, 8/15/39	A3	1,500,000	1,663,572
Cap. Region Wtr. Rev. Bonds, (Swr. Syst.), 5.00%, 7/15/42	A+	2,000,000	2,316,486
Centre Ctny., Hosp. Auth. Rev. Bonds, (Mount Nittany Med. Ctr.), Ser. A
5.00%, 11/15/46 (Prerefunded 11/15/25)	A+	500,000	564,586
5.00%, 11/15/41 (Prerefunded 11/15/25)	A+	800,000	903,337
Chester Cnty., G.O. Bonds, 5.00%, 7/15/36	Aaa	750,000	859,210
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A, 5.125%, 10/15/37	BB	225,000	246,631
(Renaissance Academy Charter School), 5.00%, 10/1/34	BBB-	400,000	429,484
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds, (West Chester U. Student Hsg., LLC), Ser. A, 5.00%, 8/1/45	Ba2	1,000,000	1,016,884
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master Settlement Payment Bonds)
5.00%, 6/1/34	A1	1,000,000	1,171,051
5.00%, 6/1/33	A1	1,000,000	1,172,564
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	500,000	536,167
(Dickinson College), 5.00%, 11/1/32	A+	1,000,000	1,024,363
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	700,000	769,980
(Penn State Hlth.), 4.00%, 11/1/44	A+	1,500,000	1,658,687
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	1,500,000	1,585,622
Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds, (Dauphin Cons. Wtr. Supply), Ser. A, 6.90%, 6/1/24	A	1,000,000	1,117,747
Doylestown, Hosp. Auth. Rev. Bonds, (Doylestown Hosp.), Ser. A
5.00%, 7/1/41	Baa2	600,000	661,127
5.00%, 7/1/25	BBB-	500,000	521,104
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds, (Millersville U. Student Hsg. & Svcs., Inc.), 5.00%, 7/1/34 (Prerefunded 7/1/24)	AAA/P	400,000	434,001
Erie, City School Dist. G.O. Bonds, Ser. A, AGM, 4.00%, 4/1/33	AA	1,150,000	1,292,969
Erie, Higher Ed. Bldg. Auth. Rev. Bonds, (Gannon U.), 5.00%, 5/1/34	BBB+	750,000	838,503
Erie, Wtr. Auth. Rev. Bonds
Ser. A, AGM, 5.00%, 12/1/43	AA	1,000,000	1,182,100
Ser. D, BAM, 4.00%, 12/1/44	AA	1,000,000	1,119,554
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.), Ser. A-2, 5.00%, 2/15/39	AA-	2,155,000	2,480,988
Indiana Cnty., Indl. Dev. Auth. Rev. Bonds, (Student Co-op Assn., Inc.), 5.00%, 5/1/33	A-	1,000,000	1,006,246
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A-	1,500,000	1,625,367
Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev. Bonds
(Landis Homes Retirement Cmnty.), Ser. A, 5.00%, 7/1/45	BBB-/F	1,000,000	1,053,482
(St. Anne's Retirement Cmnty.), 5.00%, 3/1/45	BB+/F	500,000	543,965
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), 5.125%, 7/1/37	BB+/F	300,000	323,808
(Masonic Villages of the Grand Lodge of PA), 5.00%, 11/1/35	A	1,000,000	1,083,915
Lancaster Cnty., Hosp. Auth. VRDN, (Masonic Homes), Ser. D, 0.10%, 7/1/34	A-1	1,325,000	1,325,000
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac. Rev. Bonds, (Moravian Manors, Inc.), Ser. A
5.00%, 6/15/49	BB+/F	1,000,000	1,085,864
5.00%, 6/15/44	BB+/F	1,235,000	1,344,677
Lancaster, G.O. Bonds, AGM, 4.00%, 11/1/46	AA	1,000,000	1,065,920
Lancaster, Indl. Dev. Auth. Rev. Bonds
(Garden Spot Village Oblig. Group), 5.375%, 5/1/28 (Prerefunded 5/1/23)	AAA/P	500,000	525,464
(Landis Homes Oblig. Group), 4.00%, 7/1/51	BBB-/F	1,500,000	1,530,534
(Willow Valley Communities), 4.00%, 12/1/49	A/F	1,550,000	1,671,367
Langhorne Manor Boro., Higher Edl. & Hlth. Auth. Rev. Bonds, (Woods Svcs.), 5.00%, 11/15/22	A-	1,015,000	1,042,497
Lehigh Cnty., Gen. Purpose Hosp. Rev. Bonds, (Lehigh Valley Hlth. Network), Ser. A, 5.00%, 7/1/30	A+	350,000	397,570
Lehigh Cnty., Indl. Dev. Auth.
Mandatory Put Bonds (9/1/22), (Elec. Util. Corp. ) Ser. A, 1.80%, 9/1/29	A1	1,000,000	1,003,298
Mandatory Put Bonds (8/15/22), (Elec. Util. Corp. ) Ser. B, 1.80%, 2/15/27	A1	1,000,000	1,003,051
Monroe Cnty., Hosp. Auth. Rev. Bonds, (Pocono Med. Ctr.), 5.00%, 7/1/41	A+	1,000,000	1,118,165
Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds, (Germantown Academy), 4.00%, 10/1/22 (Escrowed to Maturity)	BBB+	965,000	982,890
Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Foulkeways at Gwynedd), 5.00%, 12/1/46	BBB	1,000,000	1,063,137
(Acts Retirement-Life Cmnty.), 5.00%, 11/15/36	A-/F	1,500,000	1,695,935
(Pub. School of Germantown (The)), 4.00%, 10/1/51	BBB+	800,000	872,323
(Pub. School of Germantown (The)), 4.00%, 10/1/46	BBB+	625,000	683,721
(ACTS Retirement-Life Communities, Inc.), 4.00%, 11/15/43	A-/F	550,000	607,587
(Pub. School of Germantown (The)), 4.00%, 10/1/41	BBB+	425,000	451,813
(Pub. School of Germantown (The)), 4.00%, 10/1/36	BBB+	450,000	480,832
Nazareth Area School Dist. G.O. Bonds, Ser. E, 5.00%, 11/15/39 (Prerefunded 11/15/25)	AA	500,000	564,586
Northampton Cnty., Gen. Purpose Auth. Rev. Bonds, (Moravian College), 5.00%, 7/1/31	BBB+	500,000	507,128
PA Rev. Bonds, (City of Philadelphia, Wtr. & Wastewater), 4.00%, 1/1/29	Baa2	650,000	713,536
PA State COP, Ser. A, 5.00%, 7/1/37	A2	1,600,000	1,869,485
PA State Econ. Dev. Fin. Auth. Rev. Bonds
5.00%, 12/31/38	BBB	1,000,000	1,099,168
(PA Bridges Finco LP), 5.00%, 12/31/34	BBB	250,000	275,737
(UPMC Oblig. Group), Ser. A, 5.00%, 2/1/34	A2	1,000,000	1,081,576
PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds, (Amtrak), Ser. A, 5.00%, 11/1/32	A1	500,000	511,979
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds, (Procter & Gamble Paper), 5.375%, 3/1/31	AA-	1,155,000	1,461,037
PA State Fin., Auth. Rev. Bonds, (Penn Hills), Ser. B, AMBAC, zero %, 12/1/27	AA-/P	1,000,000	876,972
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Delaware Valley College of Science & Agriculture), Ser. LL1, 5.00%, 11/1/42	Ba1	500,000	504,297
(Shippensburg U. Student Svcs.), 5.00%, 10/1/35 (Prerefunded 10/1/22)	AAA/P	250,000	256,154
(Temple U.), Ser. 1, 5.00%, 4/1/32 (Prerefunded 4/1/22)	Aa3	500,000	501,828
(Thomas Jefferson U.), 5.00%, 3/1/32 (Prerefunded 9/1/22)	A2	500,000	510,392
(Drexel U.), 4.00%, 5/1/34	A3	2,000,000	2,199,023
PA State Higher Edl. Fac. Auth. Student Hsg. Rev. Bonds, (East Stroudsburg), Ser. A, 5.00%, 7/1/35	Baa3	730,000	787,309
PA State Pub. School Bldg. Auth. Rev. Bonds, (Northhampton Cnty. Area Cmnty. College), BAM
4.00%, 3/1/31	AA	490,000	549,937
4.00%, 3/1/30	AA	640,000	724,698
PA State Tpk. Comm. Rev. Bonds
Ser. C, 5.00%, 12/1/44	A1	500,000	543,290
Ser. B-1, 5.00%, 6/1/42	A3	675,000	771,873
Ser. A-1, 5.00%, 12/1/40	A1	2,500,000	2,763,790
Ser. 2nd, 5.00%, 12/1/37	A3	1,295,000	1,503,573
5.00%, 6/1/36	A3	2,000,000	2,253,193
4.75%, 12/1/37	A2	1,000,000	1,119,490
4.50%, 12/1/34	A2	2,250,000	2,483,913
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds
Ser. B, 5.00%, 12/1/26	A2	500,000	578,344
Ser. C, zero %, 12/1/38	Aa3	3,000,000	1,872,729
Philadelphia Auth. For Ind. Dev. 144A Rev. Bonds, (String Theory Charter School), 5.00%, 6/15/40	BB+	1,000,000	1,106,514
Philadelphia, G.O. Bonds
Ser. B, 5.00%, 2/1/39	A2	1,250,000	1,498,685
Ser. A, 5.00%, 8/1/37	A2	500,000	579,649
Philadelphia, Arpt. Rev. Bonds, AGM
4.00%, 7/1/46	AA	500,000	543,339
4.00%, 7/1/41	AA	400,000	439,088
4.00%, 7/1/40	AA	300,000	330,099
Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(MaST Cmnty. Charter School II), 5.00%, 8/1/50	BBB-	1,050,000	1,196,583
(Independence Charter School-West), 5.00%, 6/15/50	BB/P	1,375,000	1,452,672
(MaST Cmnty. Charter School II), 5.00%, 8/1/40	BBB-	615,000	710,701
(Saint Joseph's U.), 4.00%, 11/1/38	A-	1,000,000	1,111,107
Philadelphia, Auth. for Indl. Dev. City Agreement Rev. Bonds, (Cultural & Coml. Corridors Program), Ser. A, 5.00%, 12/1/31	A2	1,500,000	1,684,001
Philadelphia, Gas Wks. Rev. Bonds
(1998 Gen. Ordinance), Ser. 15th, 5.00%, 8/1/42	A	2,000,000	2,296,389
5.00%, 8/1/33	A	1,645,000	1,823,707
Philadelphia, Indl. Dev. Auth. Rev. Bonds, (Alliance for Progress Charter School, Inc.), Ser. A, 5.00%, 6/15/49	BB-/P	500,000	526,567
Philadelphia, Redev. Auth. Rev. Bonds, (Transformation Initiative), 5.00%, 4/15/26	A2	1,000,000	1,007,381
Philadelphia, School Dist. G.O. Bonds
Ser. F, 5.00%, 9/1/36	A1	1,000,000	1,135,889
Ser. A, 5.00%, 9/1/34	A1	1,000,000	1,112,822
Ser. A, 5.00%, 9/1/33	A1	1,575,000	1,882,058
Ser. A, 5.00%, 9/1/32	A1	1,000,000	1,196,560
Pittsburgh & Allegheny Cnty., Sports & Exhibition Auth. Rev. Bonds, (Pkg. Syst.)
5.00%, 12/15/37	A	1,000,000	1,173,829
5.00%, 12/15/35	A	625,000	734,018
5.00%, 12/15/33	A	1,000,000	1,177,437
Pittsburgh & Allegheny, Cnty. Sports & Exhib. Auth. Rev. Bonds, (Sports & Exhib. Auth. Hotel Room Excise Tax), Ser. B, AGM, 5.00%, 2/1/29(FWC)	AA	1,325,000	1,579,809
Pittsburgh, G.O. Bonds
5.00%, 9/1/35	AA-	300,000	351,283
4.00%, 9/1/41	AA-	585,000	655,173
4.00%, 9/1/39	AA-	300,000	332,543
4.00%, 9/1/38	AA-	350,000	388,539
4.00%, 9/1/36	AA-	275,000	306,767
4.00%, 9/1/35	AA-	350,000	390,758
4.00%, 9/1/34	AA-	250,000	279,341
4.00%, 9/1/33	AA-	245,000	273,982
Reading, School Dist. G.O. Bonds, AGM, 5.00%, 3/1/38	AA	1,250,000	1,437,348
Scranton, School Dist. G.O. Bonds, Ser. E, BAM, 4.00%, 12/1/37	AA	1,925,000	2,124,483
State College, Area School Dist. G.O. Bonds, 5.00%, 3/15/40	Aa1	750,000	820,728
State Pub. School Bldg. Auth. Rev. Bonds, AGM
5.00%, 12/1/33	AA	595,000	681,476
5.00%, 12/1/33 (Prerefunded 12/1/26)	AA	155,000	179,981
West Cornwall, Twp. Muni. Auth. Rev. Bonds, (Lebanon Valley Brethren Home Oblig. Group), Ser. A
4.00%, 11/15/46	BBB/F	525,000	572,579
4.00%, 11/15/41	BBB/F	370,000	406,644
4.00%, 11/15/36	BBB/F	365,000	404,725
West Shore Area Auth. Rev. Bonds, (Lifeways at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB-/F	500,000	533,251
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM, 5.00%, 8/15/27	AA	250,000	279,847
Wilkes-Barre, Area School Dist. G.O. Bonds, BAM, 5.00%, 4/15/59	AA	2,000,000	2,342,450
Wilkes-Barre, Fin. Auth. Rev. Bonds, (Wilkes U.), 4.00%, 3/1/42	BBB-	1,400,000	1,456,949

			129,502,041

Total municipal bonds and notes (cost $132,309,429)			$138,143,457

SHORT-TERM INVESTMENTS (10.5%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 0.12%(AFF)	Shares	14,725,516	$14,725,516
U.S. Treasury Bills 0.035%, 4/21/22(SEG)		$300,000	299,924
U.S. Treasury Cash Management Bills 0.194%, 5/3/22(SEGCCS)		200,000	199,919

Total short-term investments (cost $15,225,434)			$15,225,359
TOTAL INVESTMENTS

Total investments (cost $147,534,863)			$153,368,816

FUTURES CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	24	$2,838,750	$2,838,750	Jun-22	$(21,054)

Unrealized appreciation					—

Unrealized (depreciation)					(21,054)

Total					$(21,054)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$1,000,000	$33,447	$—	4/5/22	—	0.77% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(33,447)
1,500,000	49,581	—	7/5/22	—	0.88% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(49,581)
250,000	17,950	—	4/5/22	—	1.68% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	17,950
375,000	26,001	—	7/5/22	—	1.79% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	26,001
Morgan Stanley & Co. International PLC
1,500,000	25,224	—	5/3/22	—	1.52% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(25,224)
1,200,000	4,684	—	5/24/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	4,684
1,200,000	4,424	—	5/26/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	4,424
725,000	8,041	—	5/17/22	—	2.14% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	8,041
600,000	6,684	—	5/26/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(6,684)
600,000	6,944	—	5/24/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(6,944)

Upfront premium received		—	Unrealized appreciation			61,100

Upfront premium (paid)		—	Unrealized (depreciation)			(121,880)

	Total	$—			Total	$(60,780)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	$2,368,000	$25,977	$(24)	11/17/26	3.363% — At maturity	USA Non-revised Consumer Price Index- Urban (CPI-U) — At maturity	$(26,001)

Total			$(24)				$(26,001)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $145,553,837.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/28/22
	Short-term investments
	Putnam Short Term Investment Fund*	$4,256,035	$32,561,250	$22,091,769	$6,202	$14,725,516

	Total Short-term investments	$4,256,035	$32,561,250	$22,091,769	$6,202	$14,725,516
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $49,990.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $107,957.
(FWC)	Forward commitment, in part or in entirety.
	At the close of the reporting period, the fund maintained liquid assets totaling $8,947,601 to cover certain derivative contracts and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.20%, 0.24% and 0.50%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Healthcare	20.0%
	Local debt	18.8
	Education	17.8
	Transportation	15.2
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and for hedging and gaining exposure to interest rate and term structure risk.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $60,780 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$138,143,457	$—
Short-term investments	—	15,225,359	—

Totals by level	$—	$153,368,816	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(21,054)	$—	$—
Total return swap contracts	—	(86,757)	—

Totals by level	$(21,054)	$(86,757)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	60
OTC total return swap contracts (notional)	$6,000,000
Centrally cleared total return swap contracts (notional)	$5,700,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com